1Q 26 EWBC NasdaqListed East West Bancorp, Inc. 1Q Earnings Presentation April 21, 2026

2 Forward-Looking Statements and Additional Information In this presentation, “we”, “our”, “us”, “East West” and the “Company” refer to East West Bancorp, Inc., and its consolidated subsidiaries unless the context indicates otherwise. Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current assumptions, beliefs, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond our control. You should not place undue reliance on these statements. There are various important factors that could cause the Company’s future results to differ materially from historical performance and any forward-looking statements, including the factors described in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake, and specifically disclaims, any obligation to update or revise any forward-looking statements, whether written or oral, except as required by law. Basis of Presentation The preparation of the Company’s consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements, income and expenses during the reporting periods, and the related disclosures. Although our estimates consider current conditions and how we expect them to change in the future, it is reasonably possible that actual results could be materially different from those estimates. Hence, the current period’s results of operations are not necessarily indicative of results that may be expected for any future interim period or for the year as a whole. Certain prior period information has been reclassified to conform to the current presentation. Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Although we believe that this information is accurate and reliable, we have not independently verified such information. Forward-looking information that we have obtained from these sources is subject to the same uncertainties and qualifications as other forward-looking statements contained herein. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with GAAP and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in the appendix to this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

3 1Q26 Financial Highlights 1Q26 net income of $358 million or $2.57 diluted quarterly earnings per share; up 23% Y-o-Y ▪ Grew EOP deposits 9% Y-o-Y − Strong growth from consumer and commercial customers; noninterest- bearing demand up 15% Y-o-Y ▪ Grew EOP loans 7% Y-o-Y − Notable growth in capital call line utilization ▪ NII of $671mm, up 12%Y-o-Y ▪ Record fee income of $99mm, up 12% Y-o-Y − Continued strength in wealth management and deposit account fees ▪ 1Q26 efficiency ratio of 36.2% ▪ Stable net charge-offs at $12mm ▪ Stable nonperforming assets at 26bps ▪ Provision for credit losses of $36mm ▪ Bolstered ALLL 2bps to 1.44%, reflecting loan growth and a change in portfolio mix Deposit-Led Growth Growing NII, Record Fees and Best-in-Class Efficiency Stable Asset Quality Position of Significant Strength (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases ▪ Repurchased $98mm shares in 1Q26 at an average price under $105/share ▪ Declared 2Q26 dividend of $0.80 ▪ Book value per share up 14% Y-o-Y, tangible book value per share1 up 15% Y-o-Y ▪ 16% ROACE (17% ROTCE)1 ▪ 10.3% Tangible Common Equity (TCE)1 ratio

$127 $140 $784 $786 Time IB Checking & Savings Noninterest-bearing Demand Money Market 15.1 15.1 15.8 16.4 16.9 9.5 9.4 9.2 9.2 9.3 14.8 15.3 16.6 16.0 16.2 23.2 23.9 24.6 25.2 25.1 $62.6 $63.7 $66.2 $66.8 $67.5 1Q25 2Q25 3Q25 4Q25 1Q26 4 4 Year CAGRs +11% Deposits Grew end-of-period deposits 3% Q-o-Q, with nearly $800 million of Q-o-Q growth in noninterest-bearing demand ($ in billions) Average Deposits End of Period Deposit Growth by Category (4Q25 to 1Q26) ($ in millions) +9% -2% +8% +12% Y-o-Y +8% Time MMDA IB Checking & Savings Noninterest-bearing Demand (DDA) +$1,837mm

15.4 15.5 15.9 16.0 16.2 5.0 5.0 5.0 5.1 5.1 16.1 16.4 16.5 16.8 17.0 16.8 17.4 17.8 17.7 18.8 $53.3 $54.3 $55.2 $55.6 $57.1 1Q25 2Q25 3Q25 4Q25 1Q26 5 4 Year CAGRs +11% Loans Strong C&I growth, with utilization increasing and notable growth in capital call ($ in billions) Average Loans End of Period Loan Growth by Category (4Q25 to 1Q26) ($ in millions) +5% +5% +11% +3% C&I CRE (ex. Multifamily)Residential mortgage & other consumer Multifamily Y-o-Y +7% +$1,229mm $17 $154 $157 $901 Multifamily CRE (ex. Multifamily) Residential mortgage & other consumer C&I

2% 2% 2% 2% 4% 4% 4% 7% 6 1% 2% 2% 4% 4% 7% 8% 9% (as % of Total Loans, 03.31.26) Commercial Loans by Type Diversified Loan Portfolio Over 70% of loans support commercial customers, with broad diversification across industry and asset types (1) Industries with 1% of total loans outstanding: Consumer Finance, Healthcare Services, Tech & Telecom, Hospitality & Leisure, Oil & Gas, Art Finance, Equipment Finance Industries with 1% of total loans outstanding1 CRE $21.4bn C&I $19.6bn Total Loan Portfolio $58.1bn Media & Entertainment Capital Call Lending Real Estate Investment & Mgmt. Infrastructure & Clean Energy General & Other Industrial Multifamily Retail Hotel Office All other CRE Healthcare Construction and Land Manufacturing and Wholesale Financial Services Food Production and Distribution Resi. Mortgage and other consumer $17.1 29% CRE $21.4 37% C&I $19.6 34%

2.2 2.5 2.5 2.6 2.5 1.6 1.9 1.9 1.8 2.4 1.4 1.3 1.4 1.4 1.41.0 1.0 1.0 1.0 1.1 0.5 0.6 0.7 0.8 0.9 $6.7 $7.3 $7.5 $7.6 $8.3 1Q25 2Q25 3Q25 4Q25 1Q26 C&I Nondepository Financial Institution (NDFI) Loans 7 Our NDFI portfolio is granular with diversification across industry and category types ($ in billions) Other Private Equity Mortgage Credit Consumer Credit Business Credit (1) The Company’s 1Q26 NDFI loan mix by Call Report Category is preliminary 4 Year CAGRs x -$59mm -$50mm +$76mm +$593mm Q-o-Q ($) +$658mm +$98mm 1 Highlights ▪ Well diversified by underlying asset and borrower ▪ Approximately 30% of loans are underwritten as capital call lines ▪ Virtually no net charge- offs in the past decade ▪ 99.99%+ loans are current NDFI Outstanding: Loan Mix by Call Report Category

$600 $617 $678 $658 $671 3.35% 3.35% 3.53% 3.41% 3.49% 1Q25 2Q25 3Q25 4Q25 1Q26 NII NIM 8 Net Interest Income & Net Interest Margin Strong deposit mix trends supported margin and income Q-o-Q ($ in millions) Net Interest Income (NII) & Net Interest Margin (NIM) End of Period Interest-bearing Deposit Cost (2Q24 to 1Q26) 3.92% 3.73% 3.43% 3.30% 3.25% 3.15% 2.87% 2.81% 06.30.24 09.30.24 12.31.24 03.31.25 06.30.25 09.30.25 12.31.25 03.31.26 2.94% 2.84% 2.59% 2.51% 2.48% 2.39% 2.16% 2.10% 06.30.24 09.30.24 12.31.24 03.31.25 06.30.25 09.30.25 12.31.25 03.31.26 End of Period Cost of Deposits (2Q24 to 1Q26)

26 25 28 29 26 27 27 28 29 31 5 4 6 3 5 16 14 15 15 15 14 11 15 11 22 $88 $81 $92 $87 $99 1Q25 2Q25 3Q25 4Q25 1Q26 9 4 Year CAGRs +11% Y-o-Y +12% Fee Income1 Fee Income Record quarterly fees driven by strong execution and relationship deepening ($ in millions) (1) Fee income excludes mark-to-market adjustments related to customer and other derivatives; net gains on AFS debt securities; other investment income and other income Highlights Wealth Management Fees Customer Derivative Income -1% +63% -17% +13% -2% Commercial and Consumer Deposit-Related Fees Lending and Loan Servicing Fees Foreign Exchange Income ▪ Record fee income1 of $99mm, up $12mm or +13% Q-o-Q and up $11mm or +12% Y-o-Y − Wealth management, customer derivative income, deposit-related fees, and foreign exchange income grew by a combined $14mm Q-o-Q due to higher customer activity − Lending and loan servicing fees down $2mm Q-o-Q, primarily driven by lower syndications

10 4 Year CAGRs +11% Total Operating Noninterest Expense1 Operating Expense & Efficiency Maintained best-in-class efficiency ($ in millions) (1) Total noninterest expense excluding amortization of tax credit and CRA investments (2) Other operating expense includes Other real estate owned (“OREO”) (income) expense (3) Deposit-related expenses include deposit account expenses and deposit insurance premiums and regulatory assessments, including FDIC special deposit insurance assessment charges and reversals of $833 thousand, $(833) thousand, $(2) million, $(7) million and $(1) million for 1Q25, 2Q25, 3Q25, 4Q25, and 1Q26, respectively Highlights Efficiency Ratio and Operating Noninterest Expense/Average Assets Ratio1 Compensation and Employee Benefits Other Operating Expense2 Occupancy and Equipment Deposit-Related Expenses3 +16% -13% +18% -16% ▪ Total operating noninterest expense1 of $258mm, up $14mm Q-o-Q ‒ Compensation and employee benefits of $173mm, up $21mm Q-o-Q reflecting seasonal factors, stock- based and incentive compensation Y-o-Y +9% 35.6% 34.5% 36.2% 1.31% 1.21% 1.29% 3Q25 4Q25 1Q26 Efficiency Ratio Op. Noninterest Expense / Avg. Assets Computer and Software Related Expenses +11% 16 16 17 17 18 19 19 17 12 16 13 13 13 15 15 42 37 38 48 36 146 145 176 152 173 $236 $230 $261 $244 $258 1Q25 2Q25 3Q25 4Q25 1Q26

$49 $45 $36 $30 $36 $15 $15 $18 $12 $12 $- $10 $20 $30 $40 $50 $60 1Q25 2Q25 3Q25 4Q25 1Q26 Provision for credit losses Net charge- offs 76 72 70 52 61 67 58 57 47 63 10 9 30 67 56 29 33 44 42 36$182 $172 $201 $208 $216 03.31.25 06.30.25 09.30.25 12.31.25 03.31.26 OREO and Other CRE Resi. mortgage & consumer C&I 2.47% 4.06% 0.31% 0.49% 2.32% 3.78% 0.28% 0.50% 2.69% 3.64% 0.28% 0.56% C&I CRE (ex. Multifamily) Multifamily Resi mortgage & consumer 1.38% 1.34% 1.38% 1.40% 1.57% 0.91% 0.81% 0.76% 0.61% 0.54% 2.29% 2.15% 2.14% 2.01% 2.12% 03.31.25 06.30.25 09.30.25 12.31.25 03.31.26 Classified loans / Loans HFI Special mention loans / Loans HFI 11 Asset Quality Metrics Stable credit – measures holding at low absolute levels Provision for Credit Losses & Net Charge-offs ($ in millions) Nonperforming Assets (NPAs) Criticized Loans / Loans HFI Criticized Ratio by Loans HFI Portfolio ($ in millions) NPAs / Total assets 0.24% 0.22% 0.25% 0.26% 0.26%NCO ratio (ann.) 0.12% 0.11% 0.13% 0.08% 0.09%

12 Allowance for Loan Losses Bolstered ALLL ratio, increased $26mm reflecting Q-o-Q loan growth and portfolio mix shift Allowance for Loan Losses (ALLL) ($ in millions) Composition of ALLL by Portfolio ($ in millions) 03.31.25 12.31.25 03.31.26 Loan category ALLL ALLL ratio ALLL ALLL ratio ALLL ALLL ratio C&I $ 421 2.41% $ 476 2.55% $ 483 2.47% Total CRE 261 1.27 273 1.29 289 1.35 Multifamily 33 0.65 36 0.72 40 0.77 Office 62 2.90 62 2.78 66 2.87 All Other CRE 166 1.24 175 1.26 183 1.31 Resi mortgage & consumer 53 0.33 61 0.36 64 0.37 Total loans $ 735 1.35% $ 810 1.42% $ 836 1.44% $735 $760 $791 $810 $836 1.35% 1.38% 1.42% 1.42% 1.44% $(100) $100 $300 $500 $700 $900 03.31.25 06.30.25 09.30.25 12.31.25 03.31.26 ALLL ALLL/Loans HFI

15.6% 15.8% 16.1% 16.4% 16.4% Total Capital Ratio 14.3% 14.5% 14.8% 15.1% 15.1% CET1 Ratio 10.5% 10.6% 10.7% 10.9% 11.0% Leverage Ratio 9.9% 10.0% 10.2% 10.5% 10.3% Tangible Common Equity Ratio 13 06.30.25 Capital Opportunistic repurchase activity while maintaining a position of strength Highlights 03.31.25 12.31.2509.30.25 ▪ Strong book value per share growth ‒ Up 14% Y-o-Y, tangible book value per share1 up 15% Y-o-Y ▪ Clear capital priorities 1. Organic growth 2. Competitive dividend 3. Disciplined M&A 4. Share repurchases ▪ Repurchased $98mm shares in 1Q26 ‒ $117 million of East West’s share repurchase authorization remains available; we remain opportunistic Regulatory well capitalized requirement Tangible Common Equity Ratio1 Regulatory Capital Ratios 6.5% 5.0% 10.0% 03.31.262 (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press release (2) The Company’s March 31, 2026 regulatory capital ratios and Risk-Weighted Assets (RWA) are preliminary

14 Management Outlook: Full Year 2026 (1) Total noninterest expense excluding amortization of tax credit and CRA investments Earnings Drivers FY 2025 Results (Y-o-Y) 1Q26 Results (Y-o-Y) FY 2026 Expectations Interest Rate Outlook - - ▪ Assumes March 31st forward curve (no cuts) End of Period Loans 6% ($56.9bn) 7% ($58.1bn) ▪ Growing 5% to 7% Y-o-Y Net Interest Income 12% ($2.55bn) 12% ($671mm) ▪ Growing 6% to 8% Y-o-Y Total Operating Noninterest Expense1 7% ($972mm) 9% ($258mm) ▪ Growing 7% to 9% Y-o-Y Net Charge-offs 11bps 9bps ▪ In the range of 15bps to 25bps Effective Tax Rate 23% 22% ▪ In the range of 22% to 23% Amortization of Tax Credit and CRA Investments $75mm $22mm ▪ In the range of $85 - $95 million Best-in-Class Efficiency Top Quartile Returns

Appendix

East West at a Glance

03.31.26	03.31.26	03.31.26	1Q26
~$15B Market Cap	$83B Assets	$69B Deposits	17% ROTCE[1]

A Leading Regional Bank with Cross-Border Capabilities...

- Headquartered in Pasadena, California
- Founded in 1973 - over 50 years in operation
- Over 25 years on Nasdaq
- Roots in the U.S. Asian-American immigrant community, expanded to bridge businesses across the Pacific
- Award-winning Company
  - #1 Top Performing Bank in 2025, $50+ Billion (Bank Director), marking our 3rd consecutive year
  - Top 3 Performing Banks in 2025, $50+ Billion (American Banker)

...Well Positioned in Dense, Attractive Markets...



Key Markets
WA
NV
CA
TX
IL
GA
NY
MA

EAST WEST BANK

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's earnings press release

16

<=50% 49% >50% to 55% 15% >55% to 60% 15% >60% to 65% 11% >65% to 70% 5% >70% 5% 17 Commercial Real Estate Portfolio Detail Our CRE portfolio is granular - many loans have full recourse and personal guarantees 50% Average LTV1 Distribution by Loan-to-Value (LTV)1 Size and LTV by Property Type (as of 03.31.26) (as of 03.31.26) ▪ Fewer than 25% of CRE loans have an LTV over 60% Total Portfolio Size ($bn) Weighted Avg. LTV1 (%) Average Loan Size ($mm) Multifamily $5.1 51% $2 Retail 4.6 47 3 Industrial 4.1 46 3 Hotel 2.5 51 10 Office 2.3 53 4 Healthcare 0.9 51 4 Other 1.1 49 4 Construction & Land2 0.8 61 14 Total CRE $21.4 50% $3 (1) Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan commitment (2) Construction & Land average size based on total commitment

39% 5% 13% 8% 6% 2% 2% 4% 6% 8% 18 CRE Office – Additional Information Our office portfolio has low LTVs across segments and low average loan sizes CRE Office: Geographic Mix by Metro Area CRE Office by Size Segment (as of 03.31.26) (as of 03.31.26) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $388 10 $39 54% $20mm - $30mm 455 19 24 58 $10mm - $20mm 456 32 14 57 $5mm - $10mm 441 61 7 52 <$5mm 546 393 1 43 Total $2,286 515 $4 53% Other Los Angeles County Other SoCal Other Bay Area San Francisco Other CA, 1% Houston Dallas Manhattan, 3% Other TX Washington Other Regions New Jersey, 2% Other NY, 1% Downtown Los Angeles and Adjacent Neighborhoods

30% 3% 19% 9% 2% 4% 6% 2% 3% 4% 4% 11% 19 CRE Retail – Additional Information Our retail portfolio has a weighted average LTV profile of 47% CRE Retail: Geographic Mix by Metro Area CRE Retail by Size Segment (as of 03.31.26) (as of 03.31.26) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $227 6 $38 46% $20mm - $30mm 520 21 25 57 $10mm - $20mm 824 61 14 49 $5mm - $10mm 801 117 7 48 <$5mm 2,178 1,559 1 44 Total $4,550 1,764 $3 47% Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCalOther Bay Area San Francisco, Other CA Houston Dallas, 2% Manhattan Other TX, 2% Washington Other Regions Other NY New Jersey, 1%

31% 3% 13% 7% 5% 6% 7% 3% 4% 3% 4% 3% 6% 20 Oklahoma, 2% CRE Multifamily – Additional Information Our multifamily portfolio is amongst our most granular CRE Multifamily: Geographic Mix by Metro Area CRE Multifamily by Size Segment (as of 03.31.26) (as of 03.31.26) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $723 19 $38 59% $20mm - $30mm 648 27 24 55 $10mm - $20mm 619 46 13 52 $5mm - $10mm 721 103 7 54 <$5mm 2,418 2,618 1 46 Total $5,129 2,813 $2 51% Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCal Other Bay Area San Francisco Other CA Houston Dallas Arizona Nevada Other Regions Washington Manhattan, 2% Other NY Other Texas, 1%

Southern California 42% Northern California 17% New York 23% Washington 6% Texas 2% Other 10% <=50% 52% >50% to 55% 12% >55% to 60% 23% >60% 13% 21 Residential Mortgage Portfolio Our residential mortgage portfolio benefits from both low LTVs and smaller average loan size Resi. Mortgage Distribution by LTV1 Portfolio Highlights as of 03.31.26 (as of 03.31.26) Outstandings ▪ $17.1bn loans outstanding ▪ +1% Q-o-Q and +5% Y-o-Y Originations ▪ $0.8bn in 1Q26 ▪ Primarily originated through East West Bank branches Single-family Residential ▪ $15.1bn loans outstanding ▪ +1% Q-o-Q and +5% Y-o-Y HELOC ▪ $1.9bn loans outstanding ▪ $3.6bn in undisbursed commitments ▪ 35% utilization as of 03.31.26 ▪ 75% of commitments in first lien position Resi. Mortgage Distribution by Geography3 50% Average LTV1 $439,000 Average loan size2 (as of 03.31.26) (1) Combined LTV for 1st and 2nd liens; based on commitment (2) Average loan size based on loan outstanding for single-family residential and commitment for HELOC (3) Geographic distribution based on commitment size

$14.7 $15.4 $15.5 $16.1 $16.5 $4.5 $4.1 $5.3 $4.8 $4.3 $19.2 $19.5 $20.8 $20.9 $20.8 4.08% 4.02% 4.05% 3.99% 3.94% 1Q25 2Q25 3Q25 4Q25 1Q26 Total Securities Interest-bearing Cash, Equivalent, and Resale Agreements Total Securities Average Yield 22 Average Total Securities Portfolio and Cash Cash and Securities Strong on balance sheet liquidity levels ($ in billions) ▪ Securities portfolio well-positioned as a source of liquidity, interest rate risk management, and earnings support − Total securities average yield down 5bps Q-o-Q − 97% of investment portfolio 0% - 20% risk-weighted (HQLA) − 69% fixed-rate securities, 31% floating Highlights Securities Portfolio Composition by Risk-Weighted Asset (RWA) Distribution ($ in billions, as of 03.31.26) $17bn Securities Portfolio $0.4 $0.1 $4.2 $12.3 100% RWA 50% RWA 20% RWA 0% RWA

19% 22% 33% 26% Fixed rate Hybrid in fixed rate period Variable - SOFR Variable - Prime, all other rates 5.94% 5.93% 5.90% 5.84% 5.87% 6.20% 6.24% 6.23% 6.07% 6.01% 7.06% 7.02% 7.71% 6.68% 6.43% 23 Loan Yields Loan Portfolio by Index Rate (as of 03.31.26) Average C&I Loan Rate Average Residential Mortgage Loan Rate Average CRE Loan Rate 91% variable rate 58%* variable rate *48% had customer-level interest rate derivative contracts SFR: 47% hybrid in fixed-rate period & 40% fixed rate 04.09.26 rate sheet price for 30-year fixed: 6.5% Total fixed rate and hybrid in fixed period: 41% 1Q25 2Q25 3Q25 4Q25 1Q26 1Q25 2Q25 3Q25 4Q25 1Q26

3.93% 3.79% 3.71% 3.59% 3.36% Time 3.17% 3.25% 3.21% 2.83% 2.62% Money Market 2.51% 2.48% 2.47% 2.20% 2.09% Interest-bearing Checking 2.54% 2.52% 2.49% 2.30% 2.13% 3.34% 3.31% 3.26% 3.05% 2.84% 3.43% 3.39% 3.34% 3.11% 2.91% 1Q25 2Q25 3Q25 4Q25 1Q26 Average cost of deposits Average cost of interest-bearing deposits Average cost of interest-bearing liabilities 24 Average Deposit and Liability Cost Deposit and Funding Cost Average Deposit Rate by Portfolio 1Q25 2Q25 3Q25 4Q25 1Q26

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company's performance. Tangible book value, tangible book value per share and TCE ratio are non-GAAP financial measures. Tangible book value and tangible assets represent stockholders' equity and total assets, respectively, which have been reduced by goodwill and mortgage servicing assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion.

		March 31, 2026	December 31, 2025	March 31, 2025
Common stock		$ 171	$ 170	$ 170
Additional paid-in capital		2,131,219	2,111,316	2,043,898
Retained earnings		8,547,820	8,301,522	7,517,711
Treasury stock		(1,291,555)	(1,168,196)	(1,137,299)
Accumulated other comprehensive income:				
AFS debt securities net unrealized losses		(383,753)	(353,233)	(482,175)
Cash flow hedges net unrealized gains		12,034	28,209	10,493
Foreign currency translation adjustments		(16,501)	(20,586)	(23,333)
Total accumulated other comprehensive loss		(388,220)	(345,610)	(495,015)
Stockholders' equity	(a)	$ 8,999,435	$ 8,899,202	$ 7,929,465
Less: Goodwill		(465,697)	(465,697)	(465,697)
Mortgage servicing assets		(3,978)	(4,119)	(4,940)
Tangible book value	(b)	$ 8,529,760	$ 8,429,386	$ 7,458,828
Number of common shares at period-end	(c)	136,979	137,579	137,802
Book value per share	(a)/(c)	$ 65.70	$ 64.68	$ 57.54
Tangible book value per share	(b)/(c)	$ 62.27	$ 61.27	$ 54.13
Total assets	(d)	$ 82,886,152	$ 80,434,997	$ 76,165,013
Less: Goodwill		(465,697)	(465,697)	(465,697)
Mortgage servicing assets		(3,978)	(4,119)	(4,940)
Tangible assets	(e)	$ 82,416,477	$ 79,965,181	$ 75,694,376
Total stockholders' equity to assets ratio	(a)/(d)	10.86%	11.06%	10.41%
TCE ratio	(b)/(e)	10.35%	10.54%	9.85%

EAST WEST BANK
25

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Return on average TCE represents tangible net income divided by average tangible book value. Tangible net income excludes the after-tax impacts of the amortization of mortgage servicing assets. Adjusted return on average TCE represents adjusted tangible net income divided by average tangible book value. Adjusted tangible net income is tangible net income excluding the tax-effected impacts of the FDIC special assessment and DC Solar adjustments. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion.

		Three Months Ended		
		March 31, 2026	December 31, 2025	March 31, 2025
Net income	(a)	$ 357,796	$ 356,271	$ 290,270
Add: Amortization of mortgage servicing assets		149	249	293
Tax effect of amortization adjustment[1]		(42)	(70)	(87)
Tangible net income	(b)	$ 357,903	$ 356,450	$ 290,476
Less/Add: FDIC special assessment (reversal) charge		(1,015)	(6,874)	833
Less: DC Solar recoveries		—	(4,997)	—
Tax effects of adjustments[1]		284	3,326	(248)
Adjusted tangible net income	(c)	$ 357,172	$ 347,905	$ 291,061
Average stockholders' equity	(d)	$ 9,047,373	$ 8,774,315	$ 7,869,074
Less: Average goodwill		(465,697)	(465,697)	(465,697)
Average mortgage servicing assets		(4,025)	(4,270)	(5,120)
Average tangible book value	(e)	$ 8,577,651	$ 8,304,348	$ 7,398,257
Return on average common equity[2]	(a)/(d)	16.04%	16.11%	14.96%
Return on average TCE[2]	(b)/(e)	16.92%	17.03%	15.92%
Adjusted return on average TCE[2]	(c)/(e)	16.89%	16.62%	15.96%

EAST WEST BANK

(1) Applied statutory tax rate of 28.02% for the three months ended March 31, 2026 and December 31, 2025. Applied statutory tax rate of 29.73% for the three months ended March 31, 2025.
(2) Annualized.

26